ING INVESTORS TRUST

ING Global Real Estate Portfolio (“Portfolio”)

Supplement dated June 2, 2008

to the Adviser Class, Institutional Class, Service Class,

and Service 2 Class Statement of Additional Information (“SAI”)

dated April 28, 2008

On May 30, 2008, the Board of Trustees of ING Investors Trust approved a change in the Portfolio’s sub-advisory fee effective June 1, 2008.

1.               The information relating to the Portfolio in the section entitled “Sub-Advisers-Sub-Advisory Fees” on page 142 of the SAI is deleted and replaced with the following:

Sub-Adviser	Portfolio	Sub-Advisory Fee
ING Clarion Real Estate Securities L.P.	ING Global Real Estate

0.40% on the first $200 million of the Portfolio’s average daily net assets;
0.35% on next $550 million of the Portfolio’s average daily net assets; and
0.30% of the Portfolio’s average daily net assets in excess of $750 million

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE